EXHIBIT 99.1

Westamerica Bancorporation Reports Second Quarter 2026 Financial Results

SAN RAFAEL, Calif., July 16, 2026 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the second quarter 2026 of $27.4 million and diluted earnings per common share ("EPS") of $1.17. Second quarter 2026 results compare to first quarter 2026 net income of $27.4 million and EPS of $1.13.

"Westamerica’s second quarter 2026 results benefited from the Company’s low-cost operating principles. The annualized cost of funding interest-earning loans, bonds and cash was 0.24 percent for the second quarter 2026. Operating expenses were well controlled and credit quality remained stable with nonperforming assets of $808 thousand at June 30, 2026”, said Chairman, President and CEO David Payne. “Second quarter 2026 results generated an annualized 11.3 percent return on average common equity. Westamerica paid a $0.48 per common share dividend during the second quarter 2026, and retired 753 thousand common shares using its share repurchase plan,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $52.7 million for the second quarter 2026, compared to $52.7 million for the first quarter 2026. The annualized yield earned on loans, bonds and cash for the second quarter 2026 was 4.01 percent, compared to 3.98 percent for the first quarter 2026. The annualized cost of funding interest-earning loans, bonds and cash was 0.24 percent for the second quarter 2026, unchanged from the first quarter 2026.

The Company provided no provision for credit losses in the second quarter 2026 compared to a $300 thousand reversal of provision for credit losses in the first quarter of 2026. The Allowance for Credit Losses on Loans was $10.8 million at June 30, 2026 compared to $11.2 million at March 31, 2026.

Noninterest income for the second quarter 2026 totaled $10.3 million compared to $9.6 million for the first quarter 2026. The increase in noninterest income is primarily due to higher merchant processing fees, debit card fees and unrealized gains recognized on equity securities.

Noninterest expense for the second quarter 2026 totaled $26.0 million compared to $25.9 million for the first quarter 2026. The increase in noninterest expense is primarily due to higher salaries and benefits expense due to one more business day in the second quarter 2026 compared to the first quarter 2026 and higher professional fees partially offset by lower occupancy and equipment expense.

The income tax provision (FTE) for the second quarter 2026 was $9.5 million compared to $9.3 million for the first quarter 2026.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – Investor Relations Contact
707-863-6090
investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2025 filed on Form 10-K and quarterly report for the quarter ended March 31, 2026 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

	Public Information July 16, 2026
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2026

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q2'2026	Q2'2025	Change	Q1'2026

Net Interest and Loan Fee
Income (FTE)	$52,674	$54,562	-3.5%	$52,690
(Reversal of) Provision
for Credit Losses	-	-	n/m	(300)
Noninterest Income	10,294	10,315	-0.2%	9,607
Noninterest Expense	26,037	25,529	2.0%	25,911
Income Before Taxes (FTE)	36,931	39,348	-6.1%	36,686
Income Tax Provision (FTE)	9,546	10,282	-7.2%	9,331
Net Income	$27,385	$29,066	-5.8%	$27,355

Average Common Shares
Outstanding	23,306	25,889	-10.0%	24,306
Diluted Average Common
Shares Outstanding	23,319	25,889	-9.9%	24,306

Operating Ratios:
Basic Earnings Per Common
Share	$1.17	$1.12	4.9%	$1.13
Diluted Earnings Per
Common Share	1.17	1.12	4.5%	1.13
Return On Assets (a)	1.84%	1.93%		1.84%
Return On Common
Equity (a)	11.3%	11.2%		11.0%
Net Interest Margin (FTE) (a)	3.77%	3.85%		3.74%
Efficiency Ratio (FTE)	41.3%	39.3%		41.6%

Dividends Paid Per Common
Share	$0.48	$0.46	4.3%	$0.46
Common Dividend Payout
Ratio	41%	41%		41%

			%
	6/30'26YTD	6/30'25YTD	Change

Net Interest and Loan Fee
Income (FTE)	$105,364	$110,952	-5.0%
Reversal of Provision
for Credit Losses	(300)	(550)	n/m
Noninterest Income	19,901	20,636	-3.6%
Noninterest Expense	51,948	50,656	2.6%
Income Before Taxes (FTE)	73,617	81,482	-9.7%
Income Tax Provision (FTE)	18,877	21,379	-11.7%
Net Income	$54,740	$60,103	-8.9%

Average Common Shares
Outstanding	23,804	26,263	-9.4%
Diluted Average Common
Shares Outstanding	23,810	26,263	-9.3%

Operating Ratios:
Basic Earnings Per Common
Share	$2.30	$2.29	0.4%
Diluted Earnings Per
Common Share	2.30	2.29	0.4%
Return On Assets (a)	1.84%	1.98%
Return On Common
Equity (a)	11.1%	11.6%
Net Interest Margin (FTE) (a)	3.75%	3.87%
Efficiency Ratio (FTE)	41.5%	38.5%

Dividends Paid Per Common
Share	$0.94	$0.90	4.4%
Common Dividend Payout
Ratio	41%	39%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q2'2026	Q2'2025	Change	Q1'2026

Interest and Loan Fee
Income (FTE)	$55,995	$57,751	-3.0%	$55,985
Interest Expense	3,321	3,189	4.1%	3,295
Net Interest and Loan Fee
Income (FTE)	$52,674	$54,562	-3.5%	$52,690

Average Earning Assets	$5,577,857	$5,652,443	-1.3%	$5,644,066
Average Interest-Bearing
Liabilities	2,766,057	2,693,505	2.7%	2,754,298

Yield on Earning Assets
(FTE) (a)	4.01%	4.07%		3.98%
Cost of Funds (a)	0.24%	0.22%		0.24%
Net Interest Margin (FTE) (a)	3.77%	3.85%		3.74%
Interest Expense /
Interest-Bearing
Liabilities (a)	0.48%	0.48%		0.49%
Net Interest Spread (FTE) (a)	3.53%	3.59%		3.49%

			%
	6/30'26YTD	6/30'25YTD	Change

Interest and Loan Fee
Income (FTE)	$111,980	$117,537	-4.7%
Interest Expense	6,616	6,585	0.5%
Net Interest and Loan Fee
Income (FTE)	$105,364	$110,952	-5.0%

Average Earning Assets	$5,610,780	$5,723,246	-2.0%
Average Interest-Bearing
Liabilities	2,760,211	2,731,590	1.0%

Yield on Earning Assets
(FTE) (a)	3.99%	4.11%
Cost of Funds (a)	0.24%	0.24%
Net Interest Margin (FTE) (a)	3.75%	3.87%
Interest Expense /
Interest-Bearing
Liabilities (a)	0.48%	0.49%
Net Interest Spread (FTE) (a)	3.51%	3.62%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q2'2026	Q2'2025	Change	Q1'2026

Total Assets	$5,967,886	$6,042,100	-1.2%	$6,034,899
Total Earning Assets	5,577,857	5,652,443	-1.3%	5,644,066
Total Loans	682,900	762,216	-10.4%	708,613
Commercial Loans	107,763	115,943	-7.1%	110,159
Commercial Real Estate
Loans	465,156	488,960	-4.9%	477,402
Consumer Loans	109,981	157,313	-30.1%	121,052
Total Investment Securities	4,569,681	4,236,303	7.9%	4,469,072
Debt Securities Available for
Sale	3,759,010	3,385,972	11.0%	3,643,302
Debt Securities Held to
Maturity	796,225	836,104	-4.8%	811,170
Equity Securities	14,446	14,227	1.5%	14,600
Total Interest-Bearing Cash	325,276	653,924	-50.3%	466,381

Loans / Deposits	14.2%	15.7%		14.7%

			%
	6/30'26YTD	6/30'25YTD	Change

Total Assets	$6,001,208	$6,114,310	-1.8%
Total Earning Assets	5,610,780	5,723,246	-2.0%
Total Loans	695,686	775,999	-10.3%
Commercial Loans	108,955	118,054	-7.7%
Commercial Real Estate
Loans	471,245	493,146	-4.4%
Consumer Loans	115,486	164,799	-29.9%
Total Investment Securities	4,519,655	4,315,494	4.7%
Debt Securities Available for
Sale	3,701,476	3,462,326	6.9%
Debt Securities Held to
Maturity	803,656	838,941	-4.2%
Equity Securities	14,523	14,227	2.1%
Total Interest-Bearing Cash	395,439	631,753	-37.4%

Loans / Deposits	14.5%	15.8%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q2'2026	Q2'2025	Change	Q1'2026

Total Deposits	$4,795,518	$4,841,803	-1.0%	$4,822,635
Noninterest Demand	2,168,936	2,245,077	-3.4%	2,206,530
Interest-Bearing Transaction	931,438	908,367	2.5%	920,543
Savings	1,630,311	1,611,845	1.1%	1,628,180
Time greater than $100K	22,335	27,306	-18.2%	23,738
Time less than $100K	42,498	49,208	-13.6%	43,644
Total Short-Term Borrowings	139,475	96,779	44.1%	138,193
Securities Sold under
Repurchase Agreements	139,475	96,779	44.1%	138,193
Shareholders' Equity	971,898	1,037,185	-6.3%	1,008,613

Demand Deposits /
Total Deposits	45.2%	46.4%		45.8%
Transaction & Savings
Deposits / Total Deposits	98.6%	98.4%		98.6%

			%
	6/30'26YTD	6/30'25YTD	Change

Total Deposits	$4,809,002	$4,899,856	-1.9%
Noninterest Demand	2,187,629	2,268,936	-3.6%
Interest-Bearing Transaction	926,021	921,637	0.5%
Savings	1,629,251	1,630,633	-0.1%
Time greater than $100K	23,033	28,377	-18.8%
Time less than $100K	43,068	50,273	-14.3%
Total Short-Term Borrowings	138,838	100,670	37.9%
Securities Sold under
Repurchase Agreements	138,838	100,670	37.9%
Shareholders' Equity	990,154	1,046,504	-5.4%

Demand Deposits /
Total Deposits	45.5%	46.3%
Transaction & Savings
Deposits / Total Deposits	98.6%	98.4%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q2'2026
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)

Interest & Loan Fee Income Earned:
Total Earning Assets (FTE)	$5,577,857	$55,995	4.01%
Total Loans (FTE)	682,900	9,719	5.71%
Commercial Loans (FTE)	107,763	1,642	6.11%
Commercial Real Estate
Loans	465,156	6,338	5.46%
Consumer Loans	109,981	1,739	6.34%
Total Investment Securities (FTE)	4,569,681	43,275	3.78%
Total Debt Securities
Available for Sale (FTE)	3,759,010	34,629	3.68%
Corporate Securities	1,923,302	13,161	2.74%
Collateralized Loan
Obligations	247,344	3,506	5.61%
Agency Mortgage Backed
Securities	1,237,212	14,898	4.82%
Securities of U.S.
Government Sponsored
Entities	307,779	2,709	3.52%
Obligations of States and
Political Subdivisions
(FTE)	43,373	355	3.27%
Total Debt Securities Held to
Maturity (FTE)	796,225	8,184	4.11%
Agency Mortgage Backed
Securities	43,018	274	2.54%
Corporate Securities	732,792	7,716	4.21%
Obligations of States and
Political Subdivisions
(FTE)	20,415	194	3.80%
Equity Securities (FTE)	14,446	462	12.79%
Total Interest-Bearing Cash	325,276	3,001	3.65%

Interest Expense Paid:
Total Earning Assets	5,577,857	3,321	0.24%
Total Interest-Bearing
Liabilities	2,766,057	3,321	0.48%
Total Interest-Bearing
Deposits	2,626,582	3,110	0.48%
Interest-Bearing Transaction	931,438	45	0.02%
Savings	1,630,311	3,024	0.74%
Time less than $100K	42,498	31	0.29%
Time greater than $100K	22,335	10	0.18%
Total Short-Term Borrowings	139,475	211	0.60%
Securities Sold under
Repurchase Agreements	139,475	211	0.60%

Net Interest Income and
Margin (FTE)		$52,674	3.77%

	Q2'2025
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)

Interest & Loan Fee Income Earned:
Total Earning Assets (FTE)	$5,652,443	$57,751	4.07%
Total Loans (FTE)	762,216	10,591	5.57%
Commercial Loans (FTE)	115,943	1,833	6.34%
Commercial Real Estate
Loans	488,960	6,452	5.29%
Consumer Loans	157,313	2,306	5.88%
Total Investment Securities (FTE)	4,236,303	39,887	3.75%
Total Debt Securities
Available for Sale (FTE)	3,385,972	30,920	3.64%
Corporate Securities	1,945,959	12,898	2.65%
Collateralized Loan
Obligations	792,914	12,405	6.19%
Agency Mortgage Backed
Securities	273,083	2,334	3.42%
Securities of U.S.
Government sponsored
Entities	311,923	2,777	3.56%
Obligations of States and
Political Subdivisions
(FTE)	62,093	506	3.26%
Total Debt Securities Held to
Maturity (FTE)	836,104	8,533	4.08%
Agency Mortgage Backed
Securities	51,839	304	2.35%
Corporate Securities	737,787	7,816	4.24%
Obligations of States and
Political Subdivisions
(FTE)	46,478	413	3.56%
Equity Securities (FTE)	14,227	434	12.21%
Total Interest-Bearing Cash	653,924	7,273	4.40%

Interest Expense Paid:
Total Earning Assets	5,652,443	3,189	0.22%
Total Interest-Bearing
Liabilities	2,693,505	3,189	0.48%
Total Interest-Bearing
Deposits	2,596,726	3,045	0.47%
Interest-Bearing Transaction	908,367	44	0.02%
Savings	1,611,845	2,950	0.73%
Time less than $100K	49,208	37	0.30%
Time greater than $100K	27,306	14	0.21%
Total Short-Term Borrowings	96,779	144	0.60%
Securities Sold under
Repurchase Agreements	96,779	144	0.60%

Net Interest Income and
Margin (FTE)		$54,562	3.85%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q2'2026	Q2'2025	Change	Q1'2026

Service Charges on Deposit
Accounts	$3,380	$3,368	0.4%	$3,332
Merchant Processing
Services	2,840	2,687	5.7%	2,739
Debit Card Fees	1,462	1,664	-12.1%	1,324
Trust Fees	965	867	11.3%	927
ATM Processing Fees	484	482	0.4%	450
Other Service Fees	445	450	-1.1%	408
Bank Owned
Life Insurance Gains	-	106	n/m	-
Unrealized Gains (Losses)
on Equity Securities	36	-	n/m	(247)
Other Noninterest Income	682	691	-1.3%	674
Total Noninterest Income	$10,294	$10,315	-0.2%	$9,607

Operating Ratios:
Total Revenue (FTE)	$62,968	$64,877	-2.9%	$62,297
Noninterest Income /
Revenue (FTE)	16.3%	15.9%		15.4%
Service Charges /
Avg. Deposits (a)	0.28%	0.28%		0.28%
Total Revenue (FTE) Per
Avg. Common Share (a)	$10.84	$10.05	7.8%	$10.39

			%
	6/30'26YTD	6/30'25YTD	Change

Service Charges on Deposit
Accounts	$6,712	$6,749	-0.5%
Merchant Processing
Services	5,579	5,420	2.9%
Debit Card Fees	2,786	3,245	-14.1%
Trust Fees	1,892	1,766	7.1%
ATM Processing Fees	934	945	-1.2%
Other Service Fees	853	879	-3.0%
Bank Owned
Life Insurance Gains	-	208	n/m
Unrealized Losses on
Equity Securities	(211)	-	n/m
Other Noninterest Income	1,356	1,424	-4.8%
Total Noninterest Income	$19,901	$20,636	-3.6%

Operating Ratios:
Total Revenue (FTE)	$125,265	$131,588	-4.8%
Noninterest Income /
Revenue (FTE)	15.9%	15.7%
Service Charges /
Avg. Deposits (a)	0.28%	0.28%
Total Revenue (FTE) Per
Avg. Common Share (a)	$10.61	$10.10	5.0%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q2'2026	Q2'2025	Change	Q1'2026

Salaries and Related Benefits	$12,541	$12,303	1.9%	$12,325
Occupancy and Equipment	5,209	5,154	1.1%	5,427
Outsourced Data Processing	2,781	2,709	2.7%	2,788
Limited Partnership
Operating Losses	1,110	915	21.3%	1,110
Professional Fees	660	386	71.0%	462
Courier Service	765	687	11.4%	734
Other Noninterest Expense	2,971	3,375	-12.0%	3,065
Total Noninterest Expense	$26,037	$25,529	2.0%	$25,911

Operating Ratios:
Noninterest Expense /
Avg. Earning Assets (a)	1.87%	1.81%		1.86%
Noninterest Expense /
Revenues (FTE)	41.3%	39.3%		41.6%

			%
	6/30'26YTD	6/30'25YTD	Change

Salaries and Related Benefits	$24,866	$24,429	1.8%
Occupancy and Equipment	10,636	10,192	4.4%
Outsourced Data Processing	5,569	5,406	3.0%
Limited Partnership
Operating Losses	2,220	1,830	21.3%
Professional Fees	1,122	781	43.7%
Courier Service	1,499	1,375	9.0%
Other Noninterest Expense	6,036	6,643	-9.1%
Total Noninterest Expense	$51,948	$50,656	2.6%

Operating Ratios:
Noninterest Expense /
Avg. Earning Assets (a)	1.87%	1.78%
Noninterest Expense /
Revenues (FTE)	41.5%	38.5%

8. Allowance for Credit Losses.
	(dollars in thousands)
			%
	Q2'2026	Q2'2025	Change	Q1'2026

Average Total Loans	$682,900	$762,216	-10.4%	$708,613

Beginning of Period
Allowance for Credit
Losses on Loans (ACLL)	$11,151	$13,914	-19.9%	$11,573
(Reversal of) Provision
for Credit Losses	-	-	n/m	(300)
Net ACLL Losses	(361)	(127)	184.3%	(122)
End of Period ACLL	$10,790	$13,787	-21.7%	$11,151

Gross ACLL Recoveries /
Gross ACLL Losses	58%	87%		85%
Net ACLL Losses /
Avg. Total Loans (a)	-0.21%	-0.07%		-0.07%

			%
	6/30'26YTD	6/30'25YTD	Change

Average Total Loans	$695,686	$775,999	-10.3%

Beginning of Period ACLL	$11,573	$14,780	-21.7%
Reversal of Provision for
Credit Losses	(300)	(550)	n/m
Net ACLL Losses	(483)	(443)	9.0%
End of Period ACLL	$10,790	$13,787	-21.7%

Gross ACLL Recoveries /
Gross ACLL Losses	71%	83%
Net ACLL Losses /
Avg. Total Loans (a)	-0.14%	-0.12%

	(dollars in thousands)
			%
	6/30/26	6/30/25	Change	3/31/26
Allowance for Credit Losses
on Loans	$10,790	$13,787	-21.7%	$11,151
Allowance for Credit Losses
on Held to Maturity
Securities	1	1	0.0%	1
Total Allowance for Credit
Losses	$10,791	$13,788	-21.7%	$11,152

Allowance for Unfunded
Credit Commitments	$201	$201	0.0%	$201

9. Credit Quality.
	(dollars in thousands)
			%
	6/30/26	6/30/25	Change	3/31/26

Nonperforming Loans:
Nonperforming Nonaccrual
Loans	$183	$-	n/m	$380
Performing Nonaccrual
Loans	342	4,553	-92.5%	785
Total Nonaccrual Loans	525	4,553	-88.5%	1,165
Accruing Loans 90+ Days
Past Due	283	411	-31.1%	277
Total Nonperforming Loans	$808	$4,964	-83.7%	$1,442

Total Loans Outstanding	$668,833	$748,264	-10.6%	$696,204

Total Assets	5,805,061	5,825,069	-0.3%	5,864,450

Loans:
Allowance for Credit Losses
on Loans	$10,790	$13,787	-21.7%	$11,151
Allowance for Credit Losses
on Loans / Loans	1.61%	1.84%		1.60%
Nonperforming Loans /
Total Loans	0.12%	0.66%		0.21%

10. Capital.
	(in thousands, except per-share amounts)
			%
	6/30/26	6/30/25	Change	3/31/26

Shareholders' Equity	$853,148	$921,783	-7.4%	$882,690
Total Assets	5,805,061	5,825,069	-0.3%	5,864,450
Shareholders' Equity/
Total Assets	14.70%	15.82%		15.05%
Shareholders' Equity/
Total Loans	127.56%	123.19%		126.79%
Tangible Common Equity
Ratio	12.87%	14.03%		13.25%
Common Shares Outstanding	23,002	25,587	-10.1%	23,631
Common Equity Per Share	$37.09	$36.03	3.0%	$37.35
Market Value Per Common
Share	58.67	48.44	21.1%	52.15

	(shares in thousands)
			%
	Q2'2026	Q2'2025	Change	Q1'2026
Share Retirements (Issuances):
Total Shares Retired	753	773	n/m	1,001
Average Retirement Price	$55.14	$49.61	n/m	$50.94
Net Shares Retired	629	773	n/m	992

			%
	6/30'26YTD	6/30'25YTD	Change

Total Shares Retired	1,754	1,134	n/m
Average Retirement Price	$52.74	$49.88	n/m
Net Shares Retired	1,621	1,121	n/m

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	6/30/26	6/30/25	Change	3/31/26
Assets:
Cash and Due from Banks	$301,934	$626,437	-51.8%	$397,284

Debt Securities Available for
Sale:
Corporate Securities	1,796,083	1,792,021	0.2%	1,835,522
Collateralized Loan
Obligations	208,302	780,147	-73.3%	293,987
Agency Mortgage Backed
Securities	1,297,830	291,543	345.2%	1,123,422
Securities of U.S.
Government Sponsored
Entities	296,531	301,903	-1.8%	298,502
Obligations of States and
Political Subdivisions	40,431	60,835	-33.5%	45,422
Total Debt Securities
Available for Sale	3,639,177	3,226,449	12.8%	3,596,855

Debt Securities Held to
Maturity:
Agency Mortgage Backed
Securities	58,202	49,878	16.7%	41,271
Corporate Securities	733,806	738,846	-0.7%	732,168
Obligations of States and
Political Subdivisions (1)	15,838	45,715	-65.4%	26,119
Total Debt Securities
Held to Maturity (1)	807,846	834,439	-3.2%	799,558

Loans	668,833	748,264	-10.6%	696,204
Allowance For Credit Losses
on Loans	(10,790)	(13,787)	-21.7%	(11,151)
Total Loans, net	658,043	734,477	-10.4%	685,053

Premises and Equipment, net	25,592	25,850	-1.0%	25,968
Identifiable Intangibles, net	-	19	n/m	-
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	250,796	255,725	-1.9%	238,059

Total Assets	$5,805,061	$5,825,069	-0.3%	$5,864,450

Liabilities and Shareholders'
Equity:
Deposits:
Noninterest-Bearing	$2,141,783	$2,175,841	-1.6%	$2,135,925
Interest-Bearing Transaction	908,521	894,774	1.5%	939,285
Savings	1,660,534	1,603,974	3.5%	1,643,599
Time	61,939	72,946	-15.1%	64,943
Total Deposits	4,772,777	4,747,535	0.5%	4,783,752

Securities Sold under
Repurchase Agreements	131,813	101,210	30.2%	144,456
Total Short-Term
Borrowed Funds	131,813	101,210	30.2%	144,456

Other Liabilities	47,323	54,541	-13.2%	53,552
Total Liabilities	4,951,913	4,903,286	1.0%	4,981,760

Shareholders' Equity:
Common Equity:
Paid-In Capital	415,038	456,964	-9.2%	422,348
Accumulated Other
Comprehensive Loss	(117,592)	(116,747)	0.7%	(107,267)
Retained Earnings	555,702	581,566	-4.4%	567,609
Total Shareholders' Equity	853,148	921,783	-7.4%	882,690

Total Liabilities and
Shareholders' Equity	$5,805,061	$5,825,069	-0.3%	$5,864,450

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q2'2026	Q2'2025	Change	Q1'2026
Interest and Loan Fee Income:
Loans	$9,663	$10,523	-8.2%	$9,879
Equity Securities	433	408	6.1%	446
Debt Securities Available
for Sale	34,556	30,815	12.1%	32,695
Debt Securities Held to
Maturity	8,144	8,448	-3.6%	8,494
Interest-Bearing Cash	3,001	7,273	-58.7%	4,256
Total Interest and Loan
Fee Income	55,797	57,467	-2.9%	55,770

Interest Expense:
Transaction Deposits	45	44	2.3%	45
Savings Deposits	3,024	2,950	2.5%	3,002
Time Deposits	41	51	-19.6%	42
Securities Sold under
Repurchase Agreements	211	144	46.1%	206
Total Interest Expense	3,321	3,189	4.1%	3,295

Net Interest and Loan
Fee Income	52,476	54,278	-3.3%	52,475

(Reversal of) Provision
for Credit Losses	-	-	n/m	(300)

Noninterest Income:
Service Charges on Deposit
Accounts	3,380	3,368	0.4%	3,332
Merchant Processing
Services	2,840	2,687	5.7%	2,739
Debit Card Fees	1,462	1,664	-12.1%	1,324
Trust Fees	965	867	11.3%	927
ATM Processing Fees	484	482	0.4%	450
Other Service Fees	445	450	-1.1%	408
Bank Owned
Life Insurance Gains	-	106	n/m	-
Other Noninterest Income	718	691	3.9%	427
Total Noninterest Income	10,294	10,315	-0.2%	9,607

Noninterest Expense:
Salaries and Related Benefits	12,541	12,303	1.9%	12,325
Occupancy and Equipment	5,209	5,154	1.1%	5,427
Outsourced Data Processing	2,781	2,709	2.7%	2,788
Limited Partnership
Operating Losses	1,110	915	21.3%	1,110
Professional Fees	660	386	71.0%	462
Courier Service	765	687	11.4%	734
Other Noninterest Expense	2,971	3,375	-12.0%	3,065
Total Noninterest Expense	26,037	25,529	2.0%	25,911

Income Before Income Taxes	36,733	39,064	-6.0%	36,471
Income Tax Provision	9,348	9,998	-6.5%	9,116
Net Income	$27,385	$29,066	-5.8%	$27,355

Average Common Shares
Outstanding	23,306	25,889	-10.0%	24,306
Diluted Average Common
Shares Outstanding	23,319	25,889	-9.9%	24,306

Per Common Share Data:
Basic Earnings	$1.17	$1.12	4.9%	$1.13
Diluted Earnings	1.17	1.12	4.5%	1.13
Dividends Paid	0.48	0.46	4.3%	0.46

			%
	6/30'26YTD	6/30'25YTD	Change
Interest and Loan Fee Income:
Loans	$19,542	$21,192	-7.8%
Equity Securities	879	830	5.9%
Debt Securities Available
for Sale	67,251	64,018	5.0%
Debt Securities Held to
Maturity	16,638	16,942	-1.8%
Interest-Bearing Cash	7,257	13,976	-48.1%
Total Interest and Loan
Fee Income	111,567	116,958	-4.6%

Interest Expense:
Transaction Deposits	90	90	0.0%
Savings Deposits	6,026	6,078	-0.9%
Time Deposits	83	106	-21.7%
Securities Sold under
Repurchase Agreements	417	311	34.1%
Total Interest Expense	6,616	6,585	0.5%

Net Interest and Loan
Fee Income	104,951	110,373	-4.9%

Reversal of Provision
for Credit Losses	(300)	(550)	n/m

Noninterest Income:
Service Charges on Deposit	6,712	6,749	-0.5%
Accounts
Merchant Processing
Services	5,579	5,420	2.9%
Debit Card Fees	2,786	3,245	-14.1%
Trust Fees	1,892	1,766	7.1%
ATM Processing Fees	934	945	-1.2%
Other Service Fees	853	879	-3.0%
Bank Owned
Life Insurance Gains	-	208	n/m
Other Noninterest Income	1,145	1,424	-19.6%
Total Noninterest Income	19,901	20,636	-3.6%

Noninterest Expense:
Salaries and Related Benefits	24,866	24,429	1.8%
Occupancy and Equipment	10,636	10,192	4.4%
Outsourced Data Processing	5,569	5,406	3.0%
Limited Partnership
Operating Losses	2,220	1,830	21.3%
Professional Fees	1,122	781	43.7%
Courier Service	1,499	1,375	9.0%
Other Noninterest Expense	6,036	6,643	-9.1%
Total Noninterest Expense	51,948	50,656	2.6%

Income Before Income Taxes	73,204	80,903	-9.5%
Income Tax Provision	18,464	20,800	-11.2%
Net Income	$54,740	$60,103	-8.9%

Average Common Shares
Outstanding	23,804	26,263	-9.4%
Diluted Average Common
Shares Outstanding	23,810	26,263	-9.3%

Per Common Share Data:
Basic Earnings	$2.30	$2.29	0.4%
Diluted Earnings	2.30	2.29	0.4%
Dividends Paid	0.94	0.90	4.4%

Footnotes and Abbreviations:
(1) Debt Securities Held To Maturity and Obligations of States and Political Subdivisions are net of related reserve for expected credit losses of $1 thousand at June 30, 2026, March 31, 2026 and June 30, 2025.

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized

Certain amounts in prior periods have been reclassified to conform to the current presentation.